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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant To Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 16, 1995

                    THE COLONIAL GROUP, INC.
     (Exact name of registrant as specified in its charter)


MASSACHUSETTS        1-9054                04-2934627

(State or other      (Commission File      (IRS Employer
jurisdiction of      Number)               Identification No.)
incorporation)

ONE FINANCIAL CENTER
BOSTON,
MASSACHUSETTS                              02111

(Address of                                (Zip Code)
Principal Executive
Office)

Registrant's                               (617) 426-3750
telephone number,
including area code:


                            No Change
(Former name or former address, if changed since last report)

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Item 5.  Other Events

On February 16, 1995 the Registrant issued the following press release:

For further information:

Rob Coburn
(617) 772-3852

              Results of the Colonial Mutual Funds'
                       Shareholder Meeting

     BOSTON, February 16, 1995 -- The Colonial Group, Inc. (NASDAQ: COGRA) announced today that the shareholders of the Colonial mutual funds have approved new management and sub-advisory contracts in connection with the proposed merger of Colonial with Liberty Financial Companies. The vote by the shareholders of the Colonial mutual funds was a condition of the merger.

     In a joint announcement earlier this week, Liberty and Colonial announced that the registration statement pertaining to their proposed merger was declared effective by the Securities and Exchange Commission and proxies would be mailed to Colonial Group shareholders this week.
                                -###-

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE COLONIAL GROUP, INC.



Date: February 21, 1995             By: JOHN A. MCNEICE, JR.
                                        ---------------------
                                        John A. McNeice, Jr.
                                        Chairman of the Board